SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 23, 2002
                                                -------------------------------
                           Heartland Technology, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

         1-11956                                     36-1487580
 ------------------------             ------------------------------------
 (Commission File Number)             (I.R.S. Employer Identification No.)

330 N. Jefferson Court, Chicago, Illinois                60661
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(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code   (312) 575-0400
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Item 5.   Other Events.

Press Release

See the Press Release attached hereto and filed as Exhibit 99.1 which was issued by the Registrant on February 1, 2002.

ITEM 7 - FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

(a)   Not Applicable.

(b)   Not Applicable.

(c)   Exhibits    The following exhibit is filed herewith:

 Exhibit No.      Description
-----------       -----------

    99.1          Press release issued by the Registrant on February 1, 2002


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HEARTLAND TECHNOLOGY, INC.

Date:   February 4, 2002                  By:   /s/ Richard P. Brandstatter
      -----------------------              ----------------------------------
                                           Richard P. Brandstatter
                                           Vice President - Finance,
                                           Secretary and Treasurer

 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

    99.1          Press release issued by the Registrant on February 1, 2002


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                                                                   Exhibit 99.1

Heartland Technology, Inc.
330 N. Jefferson Court, Suite 305
Chicago, IL 60661
312-575-0400



At Heartland Technology, Inc:                     At The Investor Relations Co.
Lawrence Adelson                                  Karl Plath or Brien Gately
VP / General Counsel                              (847) 296-4200
(312) 575-0400





FOR IMMEDIATE RELEASE

HEARTLAND TECHNOLOGY UPDATES REPORT ON DEBT

CHICAGO, February 1, 2002-Heartland Technology (AMEX: HTI) today announced that it has received written demand for payment from two holders of the company's 13% Subordinated Notes. These holders have 13% Subordinated Notes with an aggregate principal amount of $750,000. One of the holders has also filed suit in federal court in Chicago, Illinois. That holder has a 13% Subordinated Note with the principal amount of $250,000. The company had reported on January 22, 2002 that it had not made payments of interest and principal due on those notes, but at that time had not received any written demand for payment from holders.

The company stated that it is considering its options for restructuring its outstanding indebtedness, but could give no assurances that it will reach agreement with its creditors.

This discussion of the effects of the payment defaults and the rights of the holders and other creditors of the company are qualified in their entirety by reference to the full text of the promissory notes and other agreements referred to above. Copies of forms of the promissory notes and other agreements have previously been filed by the company as exhibits to its periodic securities filings with the Securities Exchange Commission and may be viewed free of charge by interested parties at www.sec.gov.


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